2. Liquidity	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Notes to Financial Statements
Liquidity

Zoom’s cash balance on September 30, 2015 was $2.52 million compared to $138 thousand on December 31, 2014.  The Company raised approximately $3.65 million net in Q3 2015 from a $3.42 million private placement in September, whereby the Company sold an aggregate of 4,909,999 shares of common stock and a $229 thousand rights offering in July.  Zoom’s cash balance was also augmented by a $337 thousand decrease in net inventory. These increases were offset by a pay-down in the outstanding bank debt of $841 thousand, a $150 thousand increase in net accounts receivable and an overall net 9-month loss of $109 thousand.  As of September 30, 2015 Zoom had no bank debt, an available line of credit of $1.25 million, working capital of $5.28 million, and a current ratio of 6.1.

The Company is continuing to develop new products and to take other measures to increase sales.  In addition, on May 18, 2015, Zoom announced licensing of the Motorola trademark for cable modems and gateways for the USA and Canada for 5 years starting January 1, 2016.  The Company believes that this is likely to increase sales.  Increasing sales typically results in increased inventory and higher accounts receivable, both of which reduce cash. In order to support this anticipated sales growth, Zoom raised approximately $3.65 million net in Q3 2015.  Zoom believes that its existing financial resources along with its existing line of credit, with its maximum credit increased as planned, will be sufficient to fund operations for the foreseeable future if Zoom management's sales and operating profit expectations are met.

On December 31, 2014 we had working capital of $2.1 million including $138 thousand in cash and cash equivalents.  On December 31, 2013 we had working capital of $2.3 million including $55 thousand in cash and cash equivalents. Our current ratio at December 31, 2014 was 2.1 compared to 2.8 at December 31, 2013.

In 2014, the Company’s operating activities used $411 thousand in cash, primarily due to $361 thousand recognized foreign currency gains previously reported in Accumulated Other Comprehensive Income on the Balance Sheets, and $137 thousand increase in accounts receivable. In 2013, the Company’s operating activities used $0.1 million in cash, primarily due to a net loss of $1.1 million, offset by a $0.9 million decrease in inventory. In 2013, the Company’s net cash was used in financing activities to reduce bank debt by $0.6 million. Also in 2013, the Company increased net cash in financing activities by $0.2 million from the net proceeds of a rights offering completed in August 2013.  Under the rights offering, existing shareholders of the Company’s common stock were granted rights to purchase, at an offering price of $0.28 per share, one share of stock for each share held.  The rights offering resulted in the issuance of 1,009,000 shares of common stock.

To conserve cash and manage our liquidity, we have implemented cost-cutting initiatives including the reduction of employee headcount and overhead costs. On December 31, 2014 we had a headcount of 24 compared to 28 as of December 31, 2013. As of February 27, 2015 we had 24 full-time and part-time employees, and 2 consultants, one in sales and one in information systems that was not included in our headcount.  We plan to continue to assess our cost structure as it relates to our revenues and cash position, and we may make further reductions if the actions are deemed necessary.

On December 18, 2012, the Company entered into a Financing Agreement with Rosenthal & Rosenthal, Inc. (the“Financing Agreement”). The Financing Agreement provided for up to $1.75 million of revolving credit, subject to aborrowing base formula and other terms and conditions as specified in the Financing Agreement. The Financing Agreement continues until November 30, 2014 and from year to year thereafter, unless sooner terminated by either party as specified in the Financing Agreement. The Lender shall have the right to terminate the Financing Agreement at any time by giving the Company sixty days’ prior written notice. Borrowings are secured by all of the Company assets including intellectual property. The Loan Agreement contained several covenants, including a requirement that the Company maintain tangible net worth of not less than $2.5 million and working capital of not less than $2.5 million. On March 25, 2014, the Company entered into an amendment to the Financing Agreement (the “Amendment”) with an effective date of January 1, 2013.  The Amendment clarified the definition of current assets in the Financing Agreement, reduced the size of the revolving credit line to $1.25 million, and revised the financial covenants so that Zoom is required to maintain tangible net worth of not less than $2.0 million and working capital of not less than $1.75 million.

On December 31, 2014 Zoom was in compliance with the covenants of the Financing Agreement with Rosenthal & Rosenthal, Inc.

At December 31, 2014 the Company's total current assets were $3.9 million and current liabilities were $1.9 million, which included $0.8 million in bank debt. The Company did not have any long-term debt at December 31, 2014.

The Company believes that cash generated from operating activities, together with funds available under its bank credit line, are expected, under current conditions, to be sufficient to finance the Company’s planned operations for at least the next twelve months.